American Beacon Balanced Fund
American Beacon Mid-Cap Value Fund

Supplement dated August 28, 2017
to the
Prospectus and Summary Prospectuses dated February 28, 2017, as previously amended or supplemented

A.	American Beacon Balanced Fund

Effective February 28, 2018, John S. Williams will retire from his position as a portfolio manager for the American Beacon Balanced Fund. Accordingly, effective as of February 28, 2018, all references to Mr. Williams in the Prospectus are deleted.

B.	American Beacon Mid-Cap Value Fund

Effective immediately, Ben Silver will replace Eli Rabinowich as a portfolio manager for the American Beacon Mid-Cap Value Fund (the "Fund").  Accordingly, effective immediately, all references to Mr.Rabinowich in the Prospectus are deleted and the following changes are made:

I.
On page 17, under the heading "Fund Summaries - American Beacon Mid-Cap Value Fund - Portfolio Managers - Pzena Investment Management, LLC", the information regarding Pzena Investment Management, LLC is deleted and replaced with the following:

Pzena Investment Management, LLC	Richard S. Pzena Managing Principal, CEO, Co-Chief Investment Officer & Founder Since Fund Inception (2004) Ben Silver Principal and Portfolio Manager Since 2017	John Flynn Principal and Portfolio Manager Since 2015

II.	On page 45, under the heading "Fund Management - The Sub-Advisors - Pzena Investment Management, LLC", the section is deleted and replaced with the following:

PZENA INVESTMENT MANAGEMENT, LLC ("Pzena"), 320 Park Avenue 8th Floor, New York, New York 10022, is a majority employee-owned investment management firm founded in 1995. As of December 31 2016, Pzena had assets of approximately $30 billion under management, including assets of American Airlines Group Inc. and its subsidiaries and affiliated entities. Pzena serves as a sub-advisor to the American Beacon Mid-Cap Value Fund. Investment decisions for the portion of the American Beacon Mid-Cap Value Fund sub-advised by Pzena are made by a three-person investment team. The team consists of Richard S. Pzena, Ben Silver and John Flynn. Each member has equal weight in determining how research findings are translated into an earnings model. Further, all decisions require unanimous consent of the three individuals. Should one of the members become unavailable for either planned or unplanned reasons, the remaining members would continue the process.

Richard Pzena is Founder, Co-Chief Investment Officer, Portfolio Manager, Managing Principal and a member of Pzena's Executive Committee. He has served on the portfolio management team since the inception of the Mid-Cap Value Fund in June 2004 and has been with Pzena since its inception in January of 1996.

John Flynn is a Principal and Portfolio Manager.  He is a co-portfolio manager for the U.S. mid cap strategies and Small Cap Focused Value at Pzena. He joined Pzena in 2005 as a Research Analyst and was promoted to Portfolio Manager in 2010. Mr. Flynn joined the portfolio management team of the Mid-Cap Value Fund in 2015.

Ben Silver is a Principal and Portfolio Manager. Mr. Silver serves as co-portfolio manager for the U.S. Mid Cap, Large Cap, and Global strategies, along with the Focused Value and Small Cap Focused Value services. Mr. Silver became a member of the firm in 2001. Prior to joining Pzena Investment Management, Mr. Silver was a research analyst at Levitas & Company, a value-based equity hedge fund, and a manager for Ernst & Young LLP in their Financial Services Group. He earned a B.S. magna cum laude in Accounting from Sy Syms School of Business at Yeshiva University. Mr. Silver is a Certified Public Accountant and holds the Chartered Financial Analyst designation.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

American Beacon Balanced Fund
American Beacon Mid-Cap Value Fund

Supplement dated August 28, 2017
to the
Statement of Additional Information dated February 28, 2017, as previously amended or supplemented

A.	American Beacon Balanced Fund

Effective February 28, 2018, John S. Williams will retire from his position as a portfolio manager for the American Beacon Balanced Fund. Accordingly, effective as of February 28, 2018, all references to Mr. Williams in the Statement of Additional Information are deleted.

B.	American Beacon Mid-Cap Value Fund

I.	On page 46, under the heading "Portfolio Managers-Pzena Investment Management, LLC", effective immediately, the table is deleted and replaced with the following:

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Pzena Investment Management, LLC
Richard S. Pzena	8($9.0 bil)	25($909.7 bil)	83($2.9 bil)	2($6.8 bil)	N/A	1($756.8 mil)
John Flynn	5($1.9 bil)	9($48.6 mil)	55($1.4 bil)	1($1.9 bil)	N/A	1($6.8 mil)
Ben Silver*	12($10.7 bil)	42($3.2 bil)	141 ($7.7 bil)	2($7.8 bil)	3($499 mil)	1($6.3 mil)
*As of July 31, 2017

II.	On page 52, under the heading "Portfolio Managers-Compensation", effective immediately, the paragraph related to Pzena Investment Management, LLC is deleted and replaced with the following:

Pzena Pzena Portfolio Managers and other investment professionals at Pzena are compensated through a combination of base salary, performance bonus and equity ownership, if appropriate due to superior performance. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm's value investment philosophy. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining the best people. The equity ownership in Pzena of each Portfolio Manager to the American Beacon Mid-Cap Value Fund was as follows:

Richard S. Pzena	Greater than 25% but less than 50%
John Flynn	Less than 10%
Ben Silver	Less than 10%

III.	On page 57, under the heading "Portfolio Managers-Ownership of the Funds", effective immediately, the table related to Pzena Investment Management, LLC is deleted and replaced with the following:
Pzena Investment Management, LLC
Richard S. Pzena	None
John Flynn	None
Ben Silver	None

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE